Exhibit 10.156

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

THIRD AMENDMENT TO
CONTRACT FOR ALASKA ACCESS SERVICES

This Third AMENDMENT to the CONTRACT FOR ALASKA ACCESS

SERVICES is made as of this 27 day of Feb, 1998, between

GENERAL COMMUNICATIONS, INC. and its wholly owned subsidiary GCI

COMMUNICATION CORP., an Alaska corporation (together "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781, and MCI TELECOMMUNICATIONS CORPORATION ( "MCI" ) with offices located at 1801 Pennsylvania Avenue, N.W., Washington, DC 20006.

WHEREAS, GCI and MCI entered into a contract for ALASKA ACCESS SERVICES, effective, as of January, 1 1993 and

WHEREAS, GCI and MCI desire to amend the Contract,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and MCI agree as follows:

1.       Paragraph 2. B. (2) of the contract shall be deleted and the following inserted in its place:

(2) MCI Southbound Traffic. MCI Southbound Traffic ( except for ***) shall be charged at the following rates per minute in the appropriate periods:

Date                                             Rate in Dollars

March 1, 1998                                             ***

January 1, 1999                                           ***

January 1, 2000 & thereafter                         ***

There shall be no time of day discount. *** shall pay the *** access and Alascom interchange charges for MCI Southbound Traffic.

Any query charges associated with the routing of MCI Southbound Traffic, *** FCC Docket #86-10, will be passed on to ***.

2. All other terms and conditions of the Contract remain unchanged by this Amendment and are in full force and effect.

3. This Amendment will be effective on March 1, 1998

4. This Amendment together with the Contract is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated below.

MCI COMMUNICATIONS COMPANY

By: /s/ Donald T. Lynch

Printed Name: Donald T. Lynch

Title: Senior Vice President

GCI COMMUNICATION CORPORATION

By: /s/ Richard Westlund

Printed Name: Richard Westlund

Title: V.P. Carrier Relations